UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 19, 2009

Prospect Medical Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-32203	33-0564370
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10780 Santa Monica Boulevard
Suite 400
Los Angeles, California		90025
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (310) 943-4500

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A (this “Amended Report”) is filed by Prospect Medical Holdings, Inc., a Delaware corporation (the “Company”), as an amendment to its Current Report on Form 8-K (the “Original Report”) that the Company filed with the Securities and Exchange Commission (the “Commission”) on March 25, 2009.  The purpose of this Amended Report is to file as exhibits the letter agreements that are listed in Item 9.01 of this Amended Report and that pertain to the events described in the Original Report.

This Amended Report is not intended to revise or update any of the information disclosed in the Original Report, except as expressly described below.  This Amended Report continues to speak as of the date of the Original Report and is not intended to, nor does it, reflect events that have occurred since the filing of the Original Report.

Item 2.04.              Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

As described in the Original Report, the Company, Bank of America, N.A., as administrative agent (the “Administrative Agent”), and certain lenders (the “Lenders”) are parties to a First Lien Credit Agreement dated as of August 8, 2007, as amended (the “First Lien Credit Agreement”), a Second Lien Credit Agreement dated as of August 8, 2007, as amended (the “Second Lien Credit Agreement”), and certain related agreements (the foregoing being collectively referred to herein as the “Loan Agreements”), pursuant to which, among other things, the Company has been provided with a $155,000,000 syndicated senior secured credit facility (the “Credit Facility”).  Since the inception of the Credit Facility, the Company has made all scheduled payments of principal and interest under the Loan Agreements, and the Company believes that it is currently in compliance with the terms and requirements of the Loan Agreements.  However, on March 19, 2009, the Company received written notices from the Administrative Agent that the Lenders have elected to begin charging interest based on the default interest rates set forth in the Loan Agreements because the Lenders have deemed the Company in default of a Credit Facility requirement regarding the sale of certain of the Company’s assets by a specified date.  The Company has strongly disputed the Administrative Agent’s and Lenders’ characterization of the matter, and the parties have engaged in ongoing discussion seeking its resolution.  During such discussions, the Administrative Agent, on behalf of the Lenders, proposed certain terms which the Company believes are unreasonable and, therefore, not acceptable.  The Company has countered with alternative terms that the Administrative Agent and the Lenders have not accepted.  While the parties’ discussions are continuing, there can be no assurance that this matter will be resolved on a basis favorable to the Company.

The Company is filing as Exhibits 10.1 to 10.14 to this Amended Report fourteen letter agreements dated April 10, 2008, May 15, 2008, December 31, 2008, January 30, 2009, February 27, 2009, March 6, 2009, and March 12, 2009, respectively, that the Company entered into with the Administrative Agent and the Lenders (the “Letter Agreements”).  Among other things, the Letter Agreements require the Company to sell certain of its assets described in the Letter Agreements by a specified date.  As described in the Original Report, the Administrative Agent and the Lenders have asserted that the Company has failed to sell those assets by the required date and is therefore in default under the Loan Agreements.

The Company did not previously file the Letter Agreements with the Commission because the Company believed that the Letter Agreements were not material and did not amend the Loan Agreements in any material respect.  The two Letter Agreements dated May 15, 2008 required the Company to sell the assets that are the subject of the Administrative Agent’s default notices no later than December 31, 2008.  Subsequent Letter Agreements extended the required sale date to January 31, 2009, February 27, 2009, March 6, 2009, March 12, 2009, and March 17, 2009, respectively.

Based on its negotiations with the Administrative Agent and the Lenders, the Company understood that the required sale date set forth in the Letter Agreements would continue to be extended until the Administrative Agent, the Lenders and the Company reached a definitive agreement as to the disposition of the specified assets based upon market conditions and other factors.  Consistent with that understanding, the required sale date was extended on five occasions pursuant to the various Letter Agreements.

Based on the foregoing, the Company did not previously file any of the Letter Agreements with the Commission because it believed that the required sale date set forth in the Letter Agreements did not represent the parties’ final agreement or intent on this issue.  For reasons that are unknown to the Company, the Administrative Agent and the Lenders recently have asserted that March 17, 2009 represented a binding and final deadline for the Company to sell the assets that are described in the Letter Agreements.  Although the Company strongly disagrees with this assertion and believes that it is not in default under the Loan Agreements, the Company has elected to file the Letter Agreements as exhibits since the Administrative Agent and the Lenders contend that the Company has failed to comply with the required sale date set forth in the Letter Agreements.

Item 9.01.              Financial Statements and Exhibits

(d)           Exhibits

The following exhibits are filed with this Amended Report:

Exhibit No.	Description

10.1

Letter agreement dated April 10, 2008, pertaining to the Amended and Restated Forbearance Agreement dated April 10, 2008, among Prospect Medical Holdings, Inc., Prospect Medical Group, Inc., and Bank of America, N.A., as Administrative Agent on behalf of itself and the lenders named in the First Lien Credit Agreement.

10.2

Letter agreement dated April 10, 2008, pertaining to the Amended and Restated Forbearance Agreement dated April 10, 2008, among Prospect Medical Holdings, Inc., Prospect Medical Group, Inc., and Bank of America, N.A., as Administrative Agent on behalf of itself and the lenders named in the Second Lien Credit Agreement.

10.3

Letter agreement dated May 15, 2008, pertaining to the First Lien Credit Agreement, among Prospect Medical Holdings, Inc., Prospect Medical Group, Inc., and Bank of America, N.A., as Administrative Agent on behalf of itself and the lenders named in the First Lien Credit Agreement.

10.4

Letter agreement dated May 15, 2008, pertaining to the Second Lien Credit Agreement, among Prospect Medical Holdings, Inc., Prospect Medical Group, Inc., and Bank of America, N.A., as Administrative Agent on behalf of itself and the lenders named in the Second Lien Credit Agreement.

10.5

Letter agreement dated December 31, 2008, pertaining to the First Lien Credit Agreement, among Prospect Medical Holdings, Inc., Prospect Medical Group, Inc., Bank of America, N.A., as Administrative Agent on behalf of itself and the lenders named in the First Lien Credit Agreement, and the other parties whose signatures are set forth on the signature pages to the letter agreement dated December 31, 2008.

(Certain portions of this Exhibit have been omitted pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934)

10.6

Letter agreement dated December 31, 2008, pertaining to the Second Lien Credit Agreement, among Prospect Medical Holdings, Inc., Prospect Medical Group, Inc., Bank of America, N.A., as Administrative Agent on behalf of itself and the lenders named in the Second Lien Credit Agreement, and the other parties whose signatures are set forth on the signature pages to the letter agreement dated December 31, 2008. (Certain portions of this Exhibit have been omitted pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934)

10.7

Letter agreement dated January 30, 2009, pertaining to the First Lien Credit Agreement, among Prospect Medical Holdings, Inc., Prospect Medical Group, Inc., Bank of America, N.A., as Administrative Agent on behalf of itself and the lenders named in the First Lien Credit Agreement, and the other parties whose signatures are set forth on the signature pages to the letter agreement dated January 30, 2009. (Certain portions of this Exhibit have been omitted pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934)

10.8

Letter agreement dated January 30, 2009, pertaining to the Second Lien Credit Agreement, among Prospect Medical Holdings, Inc., Prospect Medical Group, Inc., Bank of America, N.A., as Administrative Agent on behalf of itself and the lenders named in the Second Lien Credit Agreement, and the other parties whose signatures are set forth on the signature pages to the letter agreement dated January 30, 2009. (Certain portions of this Exhibit have been omitted pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934)

10.9

Letter agreement dated February 27, 2009, pertaining to the First Lien Credit Agreement, among Prospect Medical Holdings, Inc., Prospect Medical Group, Inc., Bank of America, N.A., as Administrative Agent on behalf of itself and the lenders named in the First Lien Credit Agreement, and the other parties whose signatures are set forth on the signature pages to the letter agreement dated February 27, 2009. (Certain portions of this Exhibit have been omitted pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934)

10.10

Letter agreement dated February 27, 2009, pertaining to the Second Lien Credit Agreement, among Prospect Medical Holdings, Inc., Prospect Medical Group, Inc., Bank of America, N.A., as Administrative Agent on behalf of itself and the lenders named in the Second Lien Credit Agreement, and the other parties whose signatures are set forth on the signature pages to the letter agreement dated February 27, 2009. (Certain portions of this Exhibit have been omitted pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934)

10.11

Letter agreement dated March 6, 2009, pertaining to the First Lien Credit Agreement, among Prospect Medical Holdings, Inc., Prospect Medical Group, Inc., Bank of America, N.A., as Administrative Agent on behalf of itself and the lenders named in the First Lien Credit Agreement, and the other parties whose signatures are set forth on the signature pages to the letter agreement dated March 6, 2009. (Certain portions of this Exhibit have been omitted pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934)

10.12

Letter agreement dated March 6, 2009, pertaining to the Second Lien Credit Agreement, among Prospect Medical Holdings, Inc., Prospect Medical Group, Inc., Bank of America, N.A., as Administrative Agent on behalf of itself and the lenders named in the Second Lien Credit Agreement, and the other parties whose signatures are set forth on the signature pages to the letter agreement dated March 6, 2009. (Certain portions of this Exhibit have been omitted pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934)

10.13

Letter agreement dated March 12, 2009, pertaining to the First Lien Credit Agreement, among Prospect Medical Holdings, Inc., Prospect Medical Group, Inc., Bank of America, N.A., as Administrative Agent on behalf of itself and the lenders named in the First Lien Credit Agreement, and the other parties whose signatures are set forth on the signature pages to the letter agreement dated March 12, 2009. (Certain portions of this Exhibit have been omitted pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934)

10.14

Letter agreement dated March 12, 2009, pertaining to the Second Lien Credit Agreement, among Prospect Medical Holdings, Inc., Prospect Medical Group, Inc., Bank of America, N.A., as Administrative Agent on behalf of itself and the lenders named in the Second Lien Credit Agreement, and the other parties whose signatures are set forth on the signature pages to the letter agreement dated March 12, 2009. (Certain portions of this Exhibit have been omitted pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSPECT MEDICAL HOLDINGS, INC.

April 3, 2009	By:	/s/ Mike Heather
Name: Mike Heather
Title: Chief Financial Officer